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                                                                   EXHIBIT 10.23

     Landlord:  Dongguan Weng Li Zheng Tien Tao Guin Li Chu (hereafter named
                "Party A")
     Address:  Weng Li Zheng Tien Tao Chu                    Tel.: 3371281
     Tenant:  Creative Master Limited (hereafter named "Party B")
     Address: 8/F., Casey Ind. Bldg., 18 Bedford Road, Taikoktsui, Kln.
                                                             Tel.: 23960147

     After discussion, both parties agree:
     A. Party A let 3 blocks of factory plant and 5 blocks of dormitory, which are located in Weng Li Zheng Tien Tao Industrial Estate with total area of 21,133 m/2/. The details are as follow:
          1. 1st Stage: 1 block of production plant with total area of 3,957 m/2/, and one block of dormitory with electricity room and security room with total area of 1,546 m/2/. Party A has to provide these buildings for Party B before Sep 30, 94 for decoration. The letting period starts from Dec 1, 94.
          2. 2nd Stage: 1 block of production plant with total area of 3,818 m/2/, and 2 blocks of dormitory with security room with total area of 2,983 m/2/. Party A has to provide these buildings for Party B before Dec 31, 94 for decoration. The letting period starts from Apr 1, 95.
          3. 3rd Stage: 1 block of production plant with total area of 5,638 m/2/, and 2 blocks of dormitory with electricity room with total area of 3,191 m/2/. Party A has to provide these buildings for Party B before May 30, 95 for decoration. The letting period starts from Jul 1, 95.
     B.   The letting period starts from Dec 1, 1994, and last for 10 years
     C.   Rental Fee
          1st stage:  1 block of Production Plant with total area of 3,957 m/2/.
          (1) The rental fee for the 1st years is HK$8/m/2//month, total $31,656.00.
          (2) The rental fee for the 2nd and 3rd year is HK$9/m/2//month, total $35,613.00.
          (3) The rental fee for dormitory, security room and electricity room (total area 1,546 m/2/) is HK$6.5/m/2//month, total $10,049.00.
          2nd stage:  1 block of Production Plant with total area of 3,818 m/2/.
          (1) The rental fee for the 1st years is HK$8/m/2//month, total $30,544.00.
          (2) The rental fee for the 2nd and 3rd year is HK$9/m/2//month, total $34,362.00.
          (3) The rental fee for dormitory, security room and security room (total area 2,983 m/2/) is HK$6.5/m/2//month, total $19,389.50.
          3rd stage: The rental fee for stage is the same as the 2nd stage. 1 block of Production Plant with total area of 5,638 m/2/.
          (1) The rental fee for the 1st years is HK$8/m/2//month, total $45,104.00
          (2) The rental fee for the 2nd and 3rd year is HK$9/m/2//month, total $50,742.00.
          (3) The rental fee for dormitory (total area 3,191 m/2/) is HK$6.5/m/2//month, total $20,741.50.
     D. Party B has to pay part of the rent at the beginning of the month, while the remaining amount has to be paid by the end of the month.
     E. 3 years as 1 letting period. Party A will increase the rental fee by the end of the letting period.

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     F.  Both parties have to bear 50% of the transformer and other facilities.
     G. Party B has to buy insurance for the dormitory and factory plant in the rate not less than $450/m/2/. If Party B did not buy the insurance and causes the loss of Party A, Party B has to compensate by 3.5/1000 of the insuring amount.
     H. The factory plant should follow all the safety instruction, in which Party B is responsible for installing fire prevention facilities.
     I. Breach of contract: If any party want to terminate the agreement, it should inform other 6 months before, or else it has to compensate 6-month rental fee to the other party.
     J. Party B has to pay HK$100,000.00 as pre-payment, which will be considered as the rental fee for the 1st stage. For the construction of the 2nd and 3rd stage, party B has to borrow HK$700,000.00 to Party A. This amount will be returned back to Party B within 3 years in terms of 30% of the rental fee.
     K. There are 2 original copies of this agreement, and both parties get one of them.

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Landlord:  Dongguan Weng Li Zheng Tien Tao Guin Li Chu (hereafter named "Party
           A")
Address:   Weng Li Zheng Tien Tao Chu                           Tel.:   3371281
Tenant:    Creative Master Limited (hereafter named "Party B")
Address:   8/F., Casey Ind. Bldg., 18 Bedford Road, Taikoktsui, Kln.
                                                                Tel.:  23960147


After discussion, both parties agree:

A. Party A let 1 block of factory plant and 1 block of dormitory, which are located in Weng Li Zheng Tien Tao Industrial Estate with total area of
    4,529 m/2/. The details are as follow:
B.  The letting period start from Jul 1, 1996 and will last for 10 years.
C.  Rental Fee
    1.  1 block of Production Plant with total area of 3,064m/2/.
    2.  The rental fee for the 1st years is HK$7.5/m/2//month, total $22.980.00.
    3.  The rental fee for the 2nd and 3rd year is HK$____/m/2//month, total
        $____.
    4.  1 block of dormitory with total area of 1.465 m/2/
D. Party B has to pay part of the rent at the beginning of the month, while the remaining amount has to be paid by the end of the month.
E. 3 years as 1 letting period. Party A will increase the rental fee by the end of the letting period.
F. Party B has to buy insurance for the dormitory and factory plant in the rate not less than $450/m/2/. If Party B did not but the insurance and causes the loss of Party A, Party B has to compensate by 3.5/1000 of the insuring amount.
G. The factory plant should follow all the safety instruction, in which Party B is responsible for installing fire extinguishing facilities.
H. Breach of contract: If any party want to terminate the agreement, it should inform other 6 months before, or else it has to compensate 6-month rental fee to the other party.
I. There are 2 original copies of this agreement, and both party get one of them.


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